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EXHIBIT 24 - POWER OF ATTORNEY


                        PROVIDENT BANKSHARES CORPORATION

                                POWER OF ATTORNEY

      Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the "Company"), hereby appoints Peter M. Martin, James R. Wallis and R. Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

      1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual Report on Form 10-K for the Company pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

      2. To file or cause to be filed the Form 10-K with the Securities and Exhcange Commission;

      3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.



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     This power of  attorney  shall  continue  in full  force and  effect  until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Peter M. Martin                              December 16, 1998
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Peter M. Martin


/s/ James R. Wallis                              December 16, 1998
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James R. Wallis


/s/ R. Wayne Hall                                December 16, 1998
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R. Wayne Hall


/s/ Robert B. Barnhill, Jr.                      December 16, 1998
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Robert B. Barnhill, Jr.


/s/ Melvin A. Bilal                              December 16, 1998
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Melvin A. Bilal


/s/ Thomas S. Bozzuto                            December 16, 1998
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Thomas S. Bozzuto


/s/ Dr. Calvin W. Burnett                        December 16, 1998
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Dr. Calvin W. Burnett

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/s/ Ward B. Coe, III                             December 16, 1998
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Ward B. Coe, III


/s/ Charles W. Cole                              December 16, 1998
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Charles W. Cole


/s/ M. Jenkins Cromwell, Jr.                     December 16, 1998
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M. Jenkins Cromwell, Jr.


/s/ Pierce B. Dunn                               December 16, 1998
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Pierce B. Dunn


/s/ Enos K. Fry                                  December 16, 1998
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Enos K. Fry


/s/ Herbert W. Jorgensen                         December 16, 1998
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Herbert W. Jorgensen


/s/ Mark K. Joseph                               December 16, 1998
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Mark K. Joseph


/s/ Barbara B. Lucas                             December 16, 1998
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Barbara B. Lucas


/s/ Frederick W. Meier, Jr.                      December 16, 1998
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Frederick W. Meier, Jr.


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/s/ Sister Rosemarie Nassif                      December 16, 1998
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Sister Rosemarie Nassif


/s/ Francis G. Riggs                             December 16, 1998
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Francis G. Riggs


/s/ Sheila K. Riggs                              December 16, 1998
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Sheila K. Riggs


/s/ Carl W. Stearn                               December 16, 1998
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Carl W. Stearn